L A R E D O   P E T R O L E U M



Barclay's CEO Energy-Power Conference

Randy Foutch
Chairman & CEO

September 6, 2018

LAREDO PETROLEUM

Forward-Looking / Cautionary Statements

This presentation, including any oral statements made regarding the contents of this presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (together with its subsidiaries, the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, midstream and marketing services, hedging activities, capital expenditure levels, possible impacts of pending or potential litigation and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas (including but not limited to impacts on transportation constraints in the Permian Basin) and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of equipment and supplies and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, including tariffs on steel, impacts of pending or potential litigation, impacts relating to the Company's share repurchase program (which may be suspended or discontinued by the Company at any time without notice), successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and those in the Company's 10-Q for the quarter ended June 30, 2018, and other reports filed with the Securities and Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and natural gas companies to disclose proved reserves in filings made with the SEC, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves," "resource potential," "estimated ultimate recovery," "EUR," "development ready," "type curve" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A "resource play" is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Estimated ultimate recovery", or "EUR", refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. "Type curve" refers to a production profile of a well, or a particular category of wells, for a specific play and/or area. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix.

2Q-18 Highlights






LAREDO

~15% Production growth YoY from 2Q-17

~1.4x Net debt to Adjusted EBITDA[1]

~8% Increase in QoQ adjusted EBITDA per net debt-adjusted share

8th consecutive quarter of LOE below $4.00/BOE

[1] Net debt to Adjusted EBITDA includes net debt as of 6/30/18 and 2Q-18 annualized Adjusted EBITDA. Net debt as of 6/30/18 is calculated as the face value of long-term debt of $910 MM, reduced by cash on hand of $37 MM. See Appendix for a reconciliation of Net Income to Adjusted EBITDA

Achieved New Drilling Days Record in 2Q-18



Average Drilling Days
Days per 10,000' (Normalized)
16
14
12
10
8
6
4
2
0
~13% avg 1H-18 improvement from 2017 avg
2017 Avg: 11.3 days
1H-18 Avg: 9.8 days
13.4
9.6
11.4
10.8
10.6
9.0
1Q-17
2Q-17
3Q-17
4Q-17
1Q-18
2Q-18

Safely improving drilling day records in 2H-18, achieving the lowest average days per 10,000' in the last six quarters

Completions Efficiencies Improving Cycle Times



Completions Crew Performance
Thousand Lateral Feet per Crew
450
400
350
300
250
200
150
100
50
0
313
286
266
226
309
420
1Q-17
2Q-17
3Q-17
4Q-17
1Q-18
2Q-18
~34% avg 1H-18 improvement vs. 2017 avg
2017 Avg: ~273,000 lat. feet/crew
1H-18 Avg: ~365,000 lat. feet/crew

Completions crew performance has increased significantly, reflecting the benefits of contracting a second dedicated crew

LAREDO PETROLEUM

Note: Completions efficiencies data representative of annualized quarterly numbers

Continued Efficiency Improvements


Gross Completed Lateral Feet Per Rig
Completed Feet per Rig
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
original budget
2013
2014
2015
2016
2017
2018E

+10% gross completed lateral feet per rig from initial budget

LAREDO PETROLEUM

2018 Current Capital Program



2018 Capital Program
(as of August 2018)
$700
$600
$500
$400
$300
$200
$100
$0
Capital ($ MM)
$630
$85
$545
Facilities & Other Capitalized Costs
Drilling & Completions

- Completing ~70 net wells
- ~10,400' avg. Hz lateral length
- ~96% avg. working interest

Operational efficiencies expected to result in an increased number of wells completed during 2018

LAREDO PETROLEUM

Note: Excludes non-budgeted acquisitions

Consistent Production Growth


Production
Total Production[1] (MMBOE)
26
24
22
20
18
16
14
12
10
8
6
4
2
0
2011
2012
2013
2014
2015
2016
2017
2018E
Oil
Natural Gas
NGL
Expected Production

~10% FY-18E YoY oil production growth

FY-18E YoY BOE production growth >15%

LAREDO PETROLEUM

[1] 2011 - 2014 results have been converted to 3-stream using actual gas plant economics. 2011 - 2013 results have been adjusted for Granite Wash divestiture, closed August 1, 2013

Increasing Adjusted EBITDA Per Average Net Debt-Adjusted Share



$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
Adj. EBITDA/Average Net Debt-Adjusted Share
$100
$90
$80
$70
$60
$50
$40
WTI Price ($/Bbl)
>50% Increase in Adjusted EBITDA / Net Debt-Adjusted Share
1Q-17
2Q-17
3Q-17
4Q-17
1Q-18
2Q-18
Adj. EBITDA/Net Debt-Adj. Share
WTI Price

~1.6x Grew adjusted EBITDA per average net debt-adjusted share faster than the increase in WTI price since 1Q-17

LAREDO PETROLEUM

Future Planned Development Activity


1H-18
2H-18E

Development Optionality Created With Higher-Density Development



1 section – 16 wells
1 section – Up to 32 wells
Upper Wolfcamp
Middle Wolfcamp
Development option one
Development option two

Co-development package results to date reinforce confidence in ability to develop multiple zones in the UWC & MWC simultaneously

LAREDO PETROLEUM

Note: Diagrams are not to scale
Spacing unit comprised of two sections to accommodate 10,000' laterals

Proven Co-Development Potential Via Three Packages

Three packages successfully tested the co-development potential of different landing points within zones

Targeted Landing Points	Sugg A 157/158 (5 wells)	Lane Trust (7 wells)	Fuchs (11 wells)
UWC B			X
UWC C	X	X	
MWC A	X		X
MWC B		X	
LWC		X	

138,791 gross/122,061 net acres



NEW MEXICO
OKLAHOMA
TEXAS
Midland
HOWARD
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI leasehold
Co-Development Packages:
Sugg A 157/158
Lane Trust
Fuchs

Note: Maps and acreage count as of 6/30/18

Co-Development Oil Results: Three UWC/MWC Packages



Cumulative Oil Production
150
100
50
0
MBO
0
30
60
90
120
150
180
210
240
270
300
330
360
390
420
Producing Days
~6% uplift vs LPI oil type curve
Individual Well
Laredo Oil Type Curve
Average Well Result

On average, Laredo's co-development package oil results are exceeding type curve

LAREDO PETROLEUM

Note: Includes the 23 UWC/MWC wells from the Sugg A 157/158, Lane Trust & Fuchs packages, normalized to 10,000'
Type curve representative of Laredo's 1.3 MMBOE UWC/MWC type curve

Co-Development Results: Three UWC/MWC Packages



Cumulative Total Production
MBOE
350
300
250
200
150
100
50
0
0
30
60
90
120
150
180
210
240
270
300
330
360
390
420
Producing Days
~20% uplift vs LPI BOE type curve
Individual Well
Laredo BOE Type Curve
Average Well Result

Laredo's average total production results are significantly exceeding type curve due to increased natural gas volumes, yielding more value per well

Note: Includes the 23 UWC/MWC wells from the Sugg A 157/158, Lane Trust & Fuchs packages, normalized to 10,000'
Type curve representative of Laredo's 1.3 MMBOE UWC/MWC type curve

Planned 2H-18 Development Activity

Four packages planned for completion in 2H-18

Targeted Landing Points	Sugg D 104 (6 wells)	Sugg A 141 (10 wells)	Barbee B 47-48 (8 wells)	SRH (8 wells)
UWC B				X
UWC C	X	X	X	
UWC E				X
MWC A	X	X		
MWC B				
MWC C			X	X

100% 2H-18 drilling expected to be co-development

138,791 gross/122,061 net acres



NEW MEXICO
OKLAHOMA
Midland
TEXAS
HOWARD
GLASSCOCK
STERLING
REAGAN
IRION
LPI leasehold
2H-18E Packages:
Sugg D 104
Sugg A 141
Barbee B 47-48
SRH

Note: Maps and acreage count as of 6/30/18
Lateral lengths are expected to vary from ~5,000' - ~15,000'

LAREDO PETROLEUM

Confident In Ability To Exit The Basin



Crude & Natural Gas Flow Assurance

Natural Gas Operational Assurance & Value Protection

- LMS assets provide field-level optionality to move production to an alternate purchaser when needed
- Targa processes >90% of LPI's liquids-rich natural gas volumes
- ~71% of 2H-18E natural gas is protected from a widening Waha basis via Waha product hedges & Waha/HH basis hedges

High confidence in ability to move gas to sales


GLASSCOCK
REAGAN
LPI leasehold
LMS natural gas pipelines
Primary 3rd-party takeaway pipelines
Secondary 3rd-party takeaway pipelines

LAREDO PETROLEUM

Note: Hedge percentages assume updated guidance of >15% YoY total BOE volume growth from FY-17

Crude Flow Assurance Supported By LMS & Medallion Infrastructure

- LMS-owned truck stations shorten hauls to <20 miles, which increases trucking efficiency and reduces costs
- Medallion firm transportation secured for all dedicated-acreage volumes, including expected future growth
- Long-haul connectivity maximized, as Medallion offers delivery optionality to pipelines that connect to Cushing, Houston, Corpus Christi or Nederland markets

~100% **Firm transportation to long-haul pipes exiting the basin**



Medallion to Colorado City (Bridgetex, WTG, Centurion & Permian Express)
GLASSCOCK
Medallion to Midland (Enterprise, Plains – Basin & Permian Express)
Medallion to Crane (Longhorn, Gray Oak, Cactus I & II)
REAGAN
LPI leasehold
LMS-owned truck stations
Oil gathering pipelines
Medallion-dedicated LPI acreage

LAREDO PETROLEUM

Note: Medallion connections and long-haul pipes on map are either in service or under construction

Oil Value Protected Via Gulf Coast Access & Financial Contracts


Net Crude Volume Protected From Midland Basis (MBOPD)
2018
2019
35
30
25
20
15
10
5
0
2H-18
1Q-19
2Q-19
3Q-19
4Q-19
Bridgetex Firm[1]
Dedicated Gulf Coast Trucking
Gray Oak Firm
Basis Hedge

Gross Physical Transportation Contracts:

- 10 MBOPD gross firm transportation on Bridgetex available through 1Q-26
- 2 MBOPD (Sep-18 thru 2019) gross dedicated trucking arrangement to Gardendale[2]
- Contracted gross firm transportation on Gray Oak through 4Q-26E
  - Year 1: 25 MBOPD
  - Years 2 - 7: 35 MBOPD

LAREDO PETROLEUM

[1] Hou/Mid Jun-18 - Jun-19 basis swap locks in gain above Bridgetex firm transport during this time period
[2] Ramp-up period included ~300 BOPD in Jul-18 & 1,000 BOPD in Aug-18

Consistent Financial Hedging Program


16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Volumes (MBOE)
Commodity
Basis
2018
2019
2020
2021
Crude
Natural Gas
NGL

>90% Crude production hedged for FY-18E

Note: Includes hedges executed through 8/31/2018

Positioned For The Future

Operational Efficiencies
facilitated by contiguous acreage

Strong Balance Sheet
provides flexibility

Production Corridors
reducing costs & enabling
large well packages

Investment Optionality
enhances shareholder value



APPENDIX

Oil, Natural Gas & Natural Gas Liquids Hedges

Hedge Product Summary	2H-18	FY-19	FY-20	FY-21
Oil total floor volume (Bbl)	4,796,350	8,687,000	2,196,000	912,500
Oil wtd-avg floor price ($/Bbl)	$47.42	$47.91	$47.27	$45.00
Nat gas total floor volume (MMBtu)	11,966,800			
Nat gas wtd-avg floor price ($/MMBtu)	$2.50			
NGL total floor volume (Bbl)	791,200			

Oil	2H-18	FY-19	FY-20	FY-21
Puts				
Hedged volume (Bbl)	2,735,550	8,030,000	366,000	
Wtd-avg floor price ($/Bbl)	$51.93	$47.45	$45.00	
Swaps				
Hedged volume (Bbl)		657,000	695,400	
Wtd-avg price ($/Bbl)		$53.45	$52.18	
Collars				
Hedged volume (Bbl)	2,060,800		1,134,600	912,500
Wtd-avg floor price ($/Bbl)	$41.43		$45.00	$45.00
Wtd-avg ceiling price ($/Bbl)	$60.00		$76.13	$71.00

Note: Oil derivatives are settled based on the month's average daily NYMEX index price for the first nearby month of the WTI Light Sweet Crude Oil futures contract

Natural Gas Liquids	2H-18	FY-19	FY-20	FY-21
Swaps - Ethane				
Hedged volume (Bbl)	312,800			
Wtd-avg price ($/Bbl)	$11.66			
Swaps - Propane				
Hedged volume (Bbl)	257,600			
Wtd-avg price ($/Bbl)	$33.92			
Swaps – Normal Butane				
Hedged volume (Bbl)	92,000			
Wtd-avg price ($/Bbl)	$38.22			
Swaps - Isobutane				
Hedged volume (Bbl)	36,800			
Wtd-avg price ($/Bbl)	$38.33			
Swaps - Natural Gasoline				
Hedged volume (Bbl)	92,000			
Wtd-avg price ($/Bbl)	$57.02			

Note: Natural gas liquids derivatives are settled based on the month's average daily OPIS index price for Mt. Belvieu Purity Ethane and Non-TET: Propane, Normal Butane, Isobutane and Natural Gasoline

Natural Gas - WAHA	2H-18	FY-19	FY-20	FY-21
Puts				
Hedged volume (MMBtu)	4,110,000			
Wtd-avg floor price ($/MMBtu)	$2.50			
Collars				
Hedged volume (MMBtu)	7,856,800			
Wtd-avg floor price ($/MMBtu)	$2.50			
Wtd-avg ceiling price ($/MMBtu)	$3.35			

Note: Natural gas derivatives are settled based on Inside FERC index price for West Texas WAHA for the calculation period

Basis Swaps	2H-18	FY-19	FY-20	FY-21
Mid/Cush				
Hedged volume (Bbl)	1,840,000	552,000		
Wtd-avg price ($/Bbl)	-$0.56	-$4.37		
Hou/Mid				
Hedged volume (Bbl)	1,840,000	1,810,000		
Wtd-avg price ($/Bbl)	$7.30	$7.30		
Waha/HH				
Hedged volume (MMBtu)	4,600,000	20,075,000	25,254,000	
Wtd-avg price ($/MMBtu)	-$0.62	-$1.05	-$0.76	

Note: Other than the oil basis swaps, the Company's oil derivatives are settled based on the month's average daily NYMEX index price for the first nearby month of the West Texas Intermediate Light Sweet Crude Oil Futures Contract. The oil basis swaps are settled based on either (i) the differential between the Argus Americas Crude West Texas Intermediate ("WTI") index prices for WTI Midland-weighted average for the trade month and WTI Cushing-WTI formula basis for the trade month as compared to the basis swaps' fixed differential price or (ii) the differential between the Argus Americas Crude WTI Houston-weighted average price for the trade month and the WTI Midland-weighted average price for the trade month as compared to the basis swaps' fixed differential price. The Company's NGL derivatives are settled based on the month's average daily OPIS index price for Mont Belvieu Purity Ethane, TET and Non-TET Propane, Non-TET Butane, Non-TET Isobutane and Non-TET Natural Gasoline. Other than the natural gas basis swaps, the Company's natural gas derivatives are settled based on the Inside FERC index price for West Texas WAHA for the calculation period. The natural gas basis swaps are settled based on the differential between the Inside FERC index price for West Texas WAHA for the calculation period and the NYMEX Henry Hub index price for the calculation period as compared to the basis swaps' fixed differential price

LAREDO PETROLEUM

Note: Open positions as of 6/30/18, hedges executed through 8/31/2018

3Q-18 Guidance

	3Q-18E
Production (MBOE/d)…………	71.0
Crude oil production (MBbl/d)…………	29.1
Price Realizations (pre-hedge):	
Crude oil (% of WTI)…………	86%
Natural gas liquids (% of WTI)…………	33%
Natural gas (% of Henry Hub)…………	47%
Operating Costs & Expenses:	
Lease operating expenses ($/BOE)…………	$3.65
Midstream service expenses ($/BOE)…………	$0.15
Transportation and marketing expenses ($/BOE)…………	$0.80
Production and ad valorem taxes (% of oil, NGL and natural gas revenue)…………	6.25%
General and administrative expenses:	
Cash ($/BOE)…………	$2.60
Non-cash stock-based compensation ($/BOE)…………	$1.55
Depletion, depreciation and amortization ($/BOE)…………	$8.30

LAREDO PETROLEUM

2017 Vintage Completions Performance



Cumulative Oil Production
200
150
100
50
0
MBO
0
100
200
300
400
500
Producing Days
~6% uplift vs LPI oil type curve
Cumulative Oil Production
Laredo Oil Type Curve



Cumulative Total Production
400
300
200
100
0
MBOE
0
100
200
300
400
500
Producing Days
~24% uplift vs LPI BOE type curve
Cumulative BOE Production
Laredo BOE Type Curve

LAREDO PETROLEUM

Note: Includes all 63 wells targeting the Company's primary development formations with first production starting in 2017
(well count: 52 UWC/MWC, 3 LWC & 8 Cline), normalized to 10,000'
Type curve representative of a weighted average of Laredo's 1.3 MMBOE UWC/MWC, 0.9 MMBOE LWC & 1.0 MMBOE Cline type curves

2016 Vintage Completions Performance



Cumulative Oil Production
MBO
250
200
150
100
50
0
0
100
200
300
400
500
600
700
800
900
Producing Days
~22% uplift vs LPI oil type curve
Cumulative Oil Production
Laredo Type Curve



Cumulative Total Production
MBOE
500
400
300
200
100
0
0
100
200
300
400
500
600
700
800
900
Producing Days
~43% uplift vs LPI BOE type curve
Cumulative BOE Production
Laredo BOE Type Curve

LAREDO PETROLEUM

Note: Includes all 45 wells targeting the Company's primary development formations with first production starting in 2016 (well count: 43 UWC/MWC & 2 Cline), normalized to 10,000'
Type curve representative of a weighted average of Laredo's 1.3 MMBOE UWC/MWC & 1.0 MMBOE Cline type curves

2015 Vintage Completions Performance



Cumulative Oil Production
200
150
100
50
0
MBO
0
200
400
600
800
1,000
1,200
Producing Days
~4% below LPI oil type curve
Cumulative Oil Production
Laredo Oil Type Curve



Cumulative Total Production
500
400
300
200
100
0
MBOE
0
200
400
600
800
1,000
1,200
Producing Days
~13% uplift vs LPI BOE type curve
Cumulative BOE Production
Laredo BOE Type Curve

LAREDO PETROLEUM

Note: Includes all 56 wells targeting the Company's primary development formations with first production starting in 2015 (well count: 32 UWC, 9 MWC, 9 LWC & 6 Cline), normalized to 10,000'
Type curve representative of a weighted average of Laredo's 1.1 MMBOE UWC, 1.0 MMBOE MWC, 0.9 MMBOE LWC & 1.0 MMBOE Cline type curves

Significant Benefits Through Water Infrastructure Investments

Water Infrastructure

- ~110 miles of water gathering & distribution pipelines
- ~81% of produced water gathered by pipe and ~35% of produced water recycled in 2Q-18
- 54 MBWPD recycling processing capacity
- 22.5 MMBW owned or contracted storage capacity

>$19 MM

FY-18E net savings generated by LMS water infrastructure investments[1]


LPI leasehold
Water storage
Water treatment facility
Water lines (existing)
Water corridor benefits
HOWARD
GLASSCOCK
STERLING
REAGAN
IRION
GLASSCOCK
REAGAN

[1] Calculated utilizing a 95% WI & 74% NRI

Note: Statistics, estimates and maps as of 6/30/18

LAREDO PETROLEUM

Unit LOE Expected To Trend Down Remainder Of Year



Unit LOE Cost
$/BOE
$8
$7
$6
$5
$4
$3
$2
$1
$0
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16
3Q-16
4Q-16
1Q-17
2Q-17
3Q-17
4Q-17
1Q-18
2Q-18

Contiguous acreage & infrastructure investments facilitate lower unit LOE

Supplemental Non-GAAP Financial Measure

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net income or loss plus adjustments for depletion, depreciation and amortization, non-cash stock-based compensation, net, accretion expense, mark-to-market on derivatives, premiums paid for derivatives, interest expense, gains or losses on disposal of assets and other non-recurring income and expenses. Adjusted EBITDA provides no information regarding a company's capital structure, borrowings, interest costs, capital expenditures, working capital movement or tax position. Adjusted EBITDA does not represent funds available for discretionary use because those funds are required for debt service, capital expenditures, working capital, income taxes, franchise taxes and other commitments and obligations. However, our management believes Adjusted EBITDA is useful to an investor in evaluating our operating performance because this measure:

- is widely used by investors in the oil and natural gas industry to measure a company's operating performance without regard to items excluded from the calculation of such term, which can vary substantially from company to company depending upon accounting methods, the book value of assets, capital structure and the method by which assets were acquired, among other factors;
- helps investors to more meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our capital structure from our operating structure; and
- is used by our management for various purposes, including as a measure of operating performance, in presentations to our board of directors and as a basis for strategic planning and forecasting.

There are significant limitations to the use of Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss, the lack of comparability of results of operations to different companies and the different methods of calculating Adjusted EBITDA reported by different companies. Our measurements of Adjusted EBITDA for financial reporting as compared to compliance under our debt agreements differ.

** On October 30, 2017, LMS, together with Medallion Midstream Holdings, LLC, which is owned and controlled by an affiliate of the third-party interest holder, The Energy & Minerals Group ("EMG"), completed the sale of 100% of the ownership interests in Medallion Gathering & Processing, LLC ("Medallion") to an affiliate of Global Infrastructure Partners ("GIP"), for cash consideration of $1.825 billion (the "Medallion Sale"). LMS' net cash proceeds for its 49% ownership interest in Medallion in 2017 were $829.6 million, before post-closing adjustments and taxes, but after deduction of its proportionate share of fees and other expenses associated with the Medallion Sale. On February 1, 2018, closing adjustments were finalized and LMS received additional net cash of $1.7 million for total net cash proceeds before taxes of $831.3 million. The Medallion Sale closed pursuant to the membership interest purchase and sale agreement, which provides for potential post-closing additional cash consideration that is structured based on GIP's realized profit at exit. There can be no assurance as to when and whether the additional consideration will be paid.

Supplemental Non-GAAP Financial Measure Reconciliation

(in thousands)		1Q-17		2Q-17		3Q-17		4Q-17		1Q-18	2Q-18
Net income	$	68,276	$	61,110	$	11,027	$	408,561	$	86,520 $	33,452
Plus:											
Income tax expense		-		-		-		1,800		-	-
Depletion, depreciation and amortization		34,112		38,003		41,212		45,062		45,553	50,762
Non-cash stock-based compensation, net		9,224		8,687		8,966		8,857		9,339	10,676
Accretion expense		928		943		951		969		1,106	1,121
Mark-to-market on derivatives:											
(Gain) loss on derivatives, net		(36,671)		(28,897)		27,441		37,777		(9,010)	45,976
Settlements (paid) received for matured derivatives, net		7,451		13,705		13,635		2,792		(2,236)	181
Cash settlements received for early terminations of derivatives, net		-		4,234		-		-		-	-
Cash premiums paid for derivatives		(2,107)		(9,987)		(1,448)		(12,311)		(4,024)	(5,451)
Interest expense		22,720		23,173		23,697		19,787		13,518	14,424
Gain on sale of investment in equity method investee**		-		-		-		(405,906)		-	-
(Gain) loss on disposal of assets, net		214		(805)		991		906		2,617	1,358
Loss on early redemption of debt		-		-		-		23,761		-	-
Income from equity method investee		(3,068)		(2,471)		(2,371)		(575)		-	-
Proportionate Adjusted EBITDA of equity method investee[1]		6,365		6,601		6,789		2,326		-	-
Adjusted EBITDA	$	107,444	$	114,296	$	130,890	$	133,806	$	143,383 $	152,499

[1] Proportionate Adjusted EBITDA of Medallion, our equity method investee until its sale on October 30, 2017, is calculated as follows:

(in thousands)		1Q-17	2Q-17	3Q-17	4Q-17	1Q-18	2Q-18
Income from equity method investee	$	3,068 $	2,471 $	2,371 $	575 $	- $	-
Adjusted for proportionate share of depreciation & amortization		3,297	4,130	4,418	1,751	-	-
Proportionate Adjusted EBITDA of equity method investee	$	6,365 $	6,601 $	6,789 $	2,326 $	- $	-

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